UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

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BAUSCH & LOMB INCORPORATED (Exact name of registrant as specified in its charter)

New York	1-4105	16-0345235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bausch & Lomb Place, Rochester, NY	14604-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 338.6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On May 15, 2006, the Company announced that it is permanently removing its MoistureLoc® contact lens solution from worldwide markets.  Details of the announcement appear in the Company’s May 15, 2006 press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company also announced that it will hold a conference call for investors on May 15, 2006 at 2:00 p.m. Eastern time.  The call-in number is 913.981.5591.  The rebroadcast number: 719.457.0820, confirmation 6465434.  Replay will be available from 5:30 p.m. ET through midnight May 19, 2006.  The investor call will be broadcast live on the Internet, available on the Investor Relations page of the Company's Web site, www.bausch.com, or at www.vcall.com.

Item 9.01	Financial Statements and Exhibits
(a)	Financial statements of businesses acquired. - Not applicable
(b)	Pro forma financial information. - Not applicable
(c)	Exhibits. The following exhibit is furnished as part of this report:
99.1 Press Release dated May 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH & LOMB INCORPORATED

/s/ Stephen C. McCluski
Stephen C. McCluski
Senior Vice President and Chief Financial Officer

Date: May 15, 2006